                                                                   EXHIBIT 10.12


                   AMENDMENT TO CHAPTER 11 FINANCING AGREEMENT

         This Amendment ("Amendment") to Chapter 11 Financing Agreement ("DIP Financing Agreement") is entered into as of the 15th day of October, 2001, by and between Video Update, Inc. ("Debtor"), a Delaware corporation, as debtor and debtor in possession; and Movie Gallery, Inc. ("Senior Creditor"), a Delaware Corporation, with reference to the following recitals of fact:

                                    RECITALS

         A. On September 18, 2000 (the "Petition Date"), Debtor and its subsidiaries listed on Schedule 1 hereto ("Sub-Debtors"), commenced Chapter 11 cases, Nos. 00-3663 through 00-3683 (JHW) (collectively the "Chapter 11 Case"), by filing voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court"). Debtor and Sub-Debtors continue to operate their business and manage their properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

         B. Prior to the Petition Date, Debtor was indebted to various lending entities (collectively the "Banks") in the principal amount of approximately $121,000,000, plus accrued and unpaid interest, fees and other charges, including attorneys' fees and costs (collectively the "Prepetition Loan").

         C. The Prepetition Loan was incurred by the Debtor in accordance with the terms of that certain Credit Agreement dated as of March 6, 1998, and any amendments and modifications thereto (collectively the "Loan Agreement"), and by various other documents executed in connection therewith or in furtherance thereof. A copy of the Loan Agreement is attached to the DIP Financing Agreement.

         D. Pursuant to the Loan Agreement, the Prepetition Loan was and is secured, under a U.S. Security Agreement dated as of March 6, 1998, and any amendments and modifications thereto (the "U.S. Security Agreement"), and by various other documents executed in connection therewith or in furtherance thereof, including a U.S. Pledge Agreement dated as of March 6, 1998, and any amendments and modifications thereto (the "U.S. Pledge Agreement"). A copy of the U.S. Security Agreement and of the U.S. Pledge Agreement are attached to the DIP Financing Agreement. Pursuant to the Loan Agreement, the Prepetition Loan was and is also secured under certain security agreements executed by Canadian subsidiaries of the Debtor, also dated as of March 6, 1998, and any amendments and modifications thereto (collectively the "Canada Security Agreements"), and by various other documents executed in connection therewith or in furtherance thereof, including Pledge Agreements dated as of March 6, 1998 and any amendments and modifications thereto (the "Canada Pledge Agreements"). A copy of each of the Canada Security Agreements and Canada Pledge Agreements is attached to the DIP Financing Agreement.

         E. The Sub-Debtors and the Non-Debtor Subsidiaries executed a Subsidiaries Guaranty, dated as of March 6, 1998 ("Subsidiaries Guaranty"). A copy of the Subsidiaries Guaranty is attached to the DIP Financing Agreement. (The Loan Agreement, the U.S. Security Agreement, the U.S. Pledge Agreement, the Canada Security Agreements, the Canada Pledge Agreements, the Subsidiaries Guaranty and the various other documents executed in connection therewith or in furtherance thereof are collectively hereinafter referred to as the "Existing Loan Documents").

         F. All but one of the Banks (the "Assignor Banks") which collectively comprise approximately 92% in interest of all of the Banks, as of May 2, 2001, irrevocably and completely assigned all of their secured, partially secured and unsecured creditor claims in the Chapter 11 Case relating to the Existing Loan Documents, and underlying documents and rights represented thereby, to the Senior Creditor, pursuant to an Assignment Agreement, dated as of May 2, 2001 ("Assignment Agreement"), among BNP Paribas and the Assignor Banks, as Assignors, and the Senior Creditor and Movie Gallery No. 1, LLC as Assignees. The only Bank that did not assign to the Senior Creditor was ML CLO XIX Sterling (Cayman), Ltd. ("Sterling/Cayman"), which, pursuant to a Settlement and Release Agreement dated as of October 9, 2001, released any and all secured, unsecured and administrative claims against the Debtor, all Sub-Debtors and all Non-Debtor Subsidiaries.

         G. Pursuant to the Assignment Agreement, the Senior Creditor is secured by a security interest in substantially all of the property owned or held by the Debtor, the Sub-Debtors and other subsidiaries ("Non-Debtor Subsidiaries") of the Debtor, listed on Schedule 1 hereto, as of the Petition Date (the "Prepetition Collateral") under the respective security agreements and pledge agreements referred to in Recital D hereof.

         H. In May 2001, the Debtor requested that the Senior Creditor make available to the Debtor, in the Senior Creditor's sole discretion, a postpetition line of credit in the amount of up to $5,000,000, in accordance with the general terms of the Loan Agreement. The Senior Creditor extended such a revolving-credit loan ("Postpetition Loan"), in accordance with and on the terms and conditions set forth in the Chapter 11 Financing Agreement, dated on or about May 16, 2001 ("DIP Financing Agreement"), and pursuant to the Final Order (a) Approving Debtors' Motion for Order Authorizing Debtors to Incur Post-Petition Secured Indebtedness, and

(b) Granting Security Interests and Superpriority Claims ("DIP Financing Order"), approving the same, entered in June 2001.

         I. In August 2001, the Court issued its Eighth Interim Order Authorizing the Use of Cash Collateral and Providing for Adequate Protection ("Eighth Cash Collateral Order"), which extended seven previous Cash Collateral Orders, as more particularly set forth therein.

         J. In October 2001, the Debtor requested that the Senior Creditor make available to the Debtor an additional loan of up to $1,500,000, upon the same terms and conditions as the DIP Financing Agreement, in order to have funds available to implement a compromise settlement being negotiated with Sterling/Cayman. The Senior Creditor agreed to extend such a revolving-credit loan, which was to be evidenced by this Amendment.

         K. On or about October 9, 2001, the Debtors filed their Motion To Compromise Claims And Controversies With ML CLO XIX Sterling (Cayman) Ltd., Pursuant To Federal Rule Of Bankruptcy Procedure 9019 ("Compromise Motion").

         L. On October 12, 2001, the Court heard the Compromise Motion and ordered that the Debtor be authorized and directed to enter into an Amendment to the DIP Financing Agreement, providing for the Debtor to incur an additional amount of indebtedness of $1,500,000 in favor of the Senior Creditor, under and in accordance with the terms and provisions of the DIP Financing Agreement; and also ordered that the DIP Financing Order be amended accordingly.

         NOW THEREFORE, the Debtor and the Senior Creditor hereby agree as follows:

                                    AGREEMENT

         1. Ratification of the DIP Financing Agreement. In all respects whatsoever, except as expressly stated in this Amendment, the DIP Financing Agreement remains in full force and effect, and the Postpetition Loan, all evidences of indebtedness, all agreements, liens and encumbrances of every kind whatsoever, remain in full force and effect, as of the dates and in the priorities that presently exist.

         2. Increased Postpetition Loan. Subject to and upon the same terms and conditions as those set forth in the DIP Financing Agreement, as amended hereby, the amount of the Postpetition Loan shall be increased by $1,500,000 to $6,500,000.

         3. Revolving Note. The Debtor is contemporaneously herewith executing a Revolving Note ("Note") in form and content attached hereto as Exhibit A, evidencing the additional Postpetition Loan provided for in this Amendment.

         4. Security Interest and Lien Fully Securing Increased Postpetition Loan. All of the security interests and liens upon any and all property and interests in property owned or held by Debtor, the Sub-Debtors or the Non-Debtor Subsidiaries to the full extent and priority and in the same manner as provided in the DIP Financing Agreement apply to the entire increased Postpetition Loan.

         5. Consent, Reaffirmation and Acknowledgment by Guarantors of all Obligations under Guaranties; Guaranty and Security Agreement of Guarantors. All of the Debtor's Subsidiaries shall execute the Consent, Reaffirmation and Acknowledgment by Guarantors that accompanies this Amendment, acknowledging, among other things, that their guaranties of the Prepetition Loan are and remain in all respects fully and completely valid, binding and enforceable and that those guaranties extend fully and completely to the Postpetition Loan and all other obligations incurred by Debtor to the Banks and the Senior Creditor, on or after the Petition Date; and that all of the Collateral, and the security interests and liens therein, are, shall be and remain fully valid, binding and enforceable against the Guarantors, and each of them.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the day and year first set forth above.

                                    DEBTOR:


                                    VIDEO UPDATE, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    SENIOR CREDITOR:


                                    MOVIE GALLERY, INC.



                                    By: /s/ S. Page Todd
                                       ----------------------------------------
                                    Name:   S. Page Todd
                                         --------------------------------------
                                    Title:  Senior Vice President and
                                            General Counsel
                                          -------------------------------------

                    CONSENT, REAFFIRMATION AND ACKNOWLEDGMENT

         The foregoing Amendment ("Amendment") to Chapter 11 Financing Agreement ("DIP Financing Agreement"), and each and every, all and singular, of its provisions, are consented to, reaffirmed and acknowledged by the undersigned entities that are defined in the Amendment as Sub-Debtors and as Non-Debtor Subsidiaries, and they and each of them agree in all respects to be bound by, and comply with, all provisions of the Amendment that apply to them.

         IN WITNESS WHEREOF, the entities executing this Consent, Reaffirmation and Acknowledgment have executed the same as of the 15th day of October, 2001.

                                    GUARANTORS:

                                    TINSELTOWN VIDEO, INC.
                                    an Oklahoma corporation


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    MOOVIES, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------

                                    MOOVIES OF THE CAROLINAS, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    PIC-A-FLICK OF GREENVILLE, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    MOOVIES OF GEORGIA, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    THE MOVIE STORE, INC. #2,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------

                                    THE MOVIE STORE III, INC.



                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    ALPHARETTA MEDIA ASSOCIATES, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    RIO MEDIA ASSOCIATES, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    MOOVIES OF IOWA, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------

                                    MOOVIES OF MICHIGAN, INC.,



                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------





                                    MOVIE WAREHOUSE FRANCHISE SYSTEMS, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    E.C.6, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    DCO, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------

                                    SONI, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    SNO, INC.,



                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    PQ3, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------



                                    D-SKIPPY, INC.,

                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------

                                    GBO, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    PTO, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    VIDEO UPDATE CANADA, INC.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    1137239 ONTARIO, LTD.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------

                                    24 HOUR ENTERTAINMENT LEASING, LTD.,


                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                    24 HOUR ENTERTAINMENT GROUP LTD.,

                                    By: /s/ James A. Skelton
                                       ----------------------------------------
                                    Name:   James A. Skelton
                                         --------------------------------------
                                    Title:  Chief Restructuring Officer
                                          -------------------------------------


                                       13